SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Latin America Equity Fund

The following information replaces the existing disclosure contained under the ”MANAGEMENT” sub-heading of the ”FUND DETAILS” section of the fund’s prospectus.

Luiz Ribeiro, CFA, Director. Lead Portfolio Manager of the fund. Joined the fund in 2013.

•	Senior Equities Portfolio Manager: São Paulo.

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Joined Deutsche Asset & Wealth Management in 2012 with 18 years of industry experience. Prior to joining Deutsche Asset & Wealth Management, Luiz served as the Head of Latin America — Internal Equities at the Abu Dhabi Investment Authority. Previously, he served as a Senior Portfolio Manager at HSBC Bank. Prior to HSBC Bank, Luiz worked as an Investment Officer at IFC — World Bank and as an Analyst and then as a Senior Portfolio Manager at ABN AMRO Bank. He began his investment career as a Trader at Dibran DTVM Ltda.

•	BA in Business Administration from University of São Paulo (USP); MBA in Finance from Brazilian Institute of Capital Markets (IBMEC); CFA Charterholder.

Danilo Pereira, Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

•	Portfolio Manager and Equities Analyst: São Paulo.

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Joined Deutsche Asset & Wealth Management in 2012 with 12 years of industry experience. Prior to joining Deutsche Asset & Wealth Management, Danilo was the Deputy Head of Latin America — Internal Equities at the Abu Dhabi Investment Authority. Previously, he served as a Senior Latin American Analyst at BNP Paribas Investment Partners, Senior Analyst and Co–manager at Equitas Investimentos and as a Portfolio Manager at Bradesco Asset Management. Danilo began his investment career as a Latin American Analyst at ABN AMRO Asset Management.

•	BA in Business from Fundacao Getulio Vargas.

Thomas U. Petschnigg, CFA, Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

•	Latin America Portfolio Manager: Frankfurt.

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Joined Deutsche Asset & Wealth Management in 2006 with 6 years of industry experience at Goldman Sachs Asset Management (GSAM), where he was responsible for GSAM’s consultant business in Germany. During this time he also contributed as an author to various professional journals and textbooks. Prior to his current role, Thomas served as a Global Equity Portfolio Manager; he transferred to the Latin America Equities Team in April 2010.

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Master’s Degree in Business Administration (“Diplom–Kaufmann”) from the European Business School in Oestrich–Winkel with exchanges at the University of California Berkeley and the Ecole Supérieure de Commerce Dijon.

Please Retain This Supplement for Future Reference

June 28, 2013
PROSTKR-271